UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     January 6, 2006
                                                --------------------------

                        BNP RESIDENTIAL PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                       1-9496                  56-1574675
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


             301 S. College Street, Suite 3850
                 Charlotte, North Carolina                        28202
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          (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code        (704) 944-0100
                                                     ---------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                                     Total number of pages:  4

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Item. 8.01 Other Events.

         On January 6, 2006, BNP Residential Properties, Inc. issued a press release announcing and describing refinance transactions for five property-based loans. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         During the last week in December 2005, the Company completed refinance transactions for five property-based first deed of trust loans in which the Company prepaid five loans totaling $47.8 million. Each of these loans carried an interest rate of 6.97% and was set to mature in December 2007. The loans were replaced by five new loans totaling $73.8 million. Two of the new loans (totaling $26.0) have a fixed interest rate of 5.58%, require interest- only payments for a period of six years with thirty-year amortization thereafter and mature in January 2016. Three of the new loans (totaling $47.8) have a fixed interest rate of 5.497%, require interest-only payments for a period of seven years with thirty-year amortization thereafter and mature in January 2016. Each of the new loans, representing separate transactions, is secured by an individual apartment property. As a result of the transactions the operating partnership will incur an aggregate one-time charge of approximately $1.7 million in the fourth quarter of 2005. The Company realized net proceeds of approximately $23.9 million from the refinancing transactions. Of this amount, the Company used approximately $22.3 million to pay-down its operating lines of credit. The balance of approximately $1.6 million was used for other corporate purposes.

         The information included under Item 9.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by us under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press release dated January 6, 2006, issued by BNP Residential Properties, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BNP Residential Properties, Inc.
                                           (Registrant)


January 9, 2006                               /s/ Pamela B. Bruno
                                           -----------------------------------
                                           Pamela B. Bruno
                                           Vice President, Treasurer and
                                           Chief Accounting Officer


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